1 East Coast Financial Services Conference 2024 November 13, 2024 | Thomas J. Kemly, President & CEO E. Thomas Allen, SEVP & Chief Operating Officer John Klimowich, SEVP & Chief Risk Officer

2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Columbia Financial Inc.'s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe", "expect", "anticipate", "intend", "target", "estimate", "continue", "positions", "prospects", or "potential", by future conditional verbs such as "will", "would", "should", "could", "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risk and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to update any forward-looking statements. Actual results may differ materially from current projections. In addition, to factors previously disclosed in Columbia Financial's reports filed with the U.S. Securities and Exchange Commission and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates, higher inflation and their impact on national and local economic conditions; changes in monetary and fiscal policies of the U.S. Treasury, the Board of Governors of the Federal Reserve System and other governmental entities; the impact of legal, judicial and regulatory proceedings or investigations; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect a borrowers’ ability to service and repay the Company’s loans; the effect of acts of terrorism, war or pandemics, including on our credit quality and business operations, as well as on general economic and financial market conditions; changes in the value of securities in the Company’s portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and securities; legislative changes and changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s consolidated financial statements will become impaired; cyber-attacks, computer viruses and other technological risks that may breach the security of our systems and allow unauthorized access to confidential information; the inability of third party service providers to perform; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits and effectively manage liquidity; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy, or its integration of acquired financial institutions and businesses, and changes in assumptions used in making such forward-looking statements which are subject to numerous risks and uncertainties, including but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K and those set forth in the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all as filed with the U.S. Securities and Exchange Commission. This presentation also includes interim and unaudited financial information that is subject to further review by Columbia Financial’s independent registered public accounting firm.

3 Non-GAAP Financial Measures This presentation contains financial information presented in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). This presentation also contains certain non-GAAP information that the Company's management uses in its analysis of the Company's financial results, including core net income, core return on average assets, core return on average tangible stockholders equity, and core efficiency ratio. Specifically, the Company provides measures based on what it believes are its operating earnings on a consistent basis and excludes material non-routine operating items which affect the GAAP reporting of results of operations. The Company's management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company's core financial results for the periods presented. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. The Company also provides measurements and ratios based on tangible stockholders' equity. These measures are commonly utilized by regulators and market analysts to evaluate the company's financial condition and, therefore, the Company's management believes that such information is useful to investors. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures is provided in the appendix to this presentation.

4 Franchise Overview Number of Branches Total Deposits In Market ($000) Total Market Share (%) Bank of America Corporation (NC) 1 187 69,379,771$ 16.1 The Toronto-Dominion Bank 2 222 58,375,076 13.5 The PNC Finl Svcs Grp (PA) 3 180 38,715,959 9.0 Wells Fargo & Co. (CA) 4 204 38,497,369 8.9 JPMorgan Chase & Co. (NY) 5 184 38,223,344 8.9 Valley National Bancorp (NJ) 6 128 30,764,657 7.1 Provident Financial Services (NJ) 7 135 17,796,611 4.1 Banco Santander S.A. 8 91 13,622,810 3.2 OceanFirst Financial Corp. (NJ) 9 39 9,511,642 2.2 Citizens Financial Group Inc. (RI) 10 107 8,317,468 1.9 Columbia Financial Inc. (NJ) 11 68 7,839,260 1.8 Fulton Financial Corp. (PA) 12 72 6,998,221 1.6 CRB Group Inc. (NJ) 13 1 6,922,135 1.6 ConnectOne Bancorp Inc. (NJ) 14 14 6,535,554 1.5 M&T Bank Corp. (NY) 15 69 6,012,941 1.4 Total For Institutions In New Jersey 2,301 430,851,618$ Market Share for New Jersey Institution (ST) Rank 2024 Source: S&P Global, deposit data as of June 30, 2024

5 September 30, 2024 Update Highlights • 2024 Year-to-date financial results were lower than anticipated. • Net Interest Margin results have been impacted by the continued pressure on funding costs. • Results were impacted by higher charge-offs primarily in the commercial business segment resulting from industry wide regulatory scrutiny. • While the operating environment remains challenging, management is optimistic about future results for the following reasons: • Our net interest margin has stabilized and increased. • Non-performing assets remain very low relative to total assets at 0.28%. • Capital remains strong with a Common Tier 1 risk-based capital ratio of 13.50%. Loans Receivable, net $7.8 billion Total Assets $10.7 billion Total Deposits $8.0 billion Net Income $9.6 million

6 Capital Management • Management focused on optimizing the capital raised in the IPO through a combination of organic growth, acquisitions, and repurchases. Repurchases have been paused in order to retain capital. • CLBK does not expect to pay cash dividends to shareholders while in the MHC structure as it is not a "grandfathered" MHC under the Dodd Frank Act and therefore the MHC cannot waive dividends from CLBK. • Capital ratios exceed the regulatory “well capitalized” levels. Minimum Capital Adequacy Requirements with Capital Conservation Buffer YTD amounts presented as of September 30, 2024. 0.4 4.2 4.5 8.1 7.6 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 YTD YE 2023 YE 2022 YE 2021 YE 2020 Millions Shares Repurchased

7 Financial Performance YTD amounts presented as of September 30, 2024. (1) Represents a non-GAAP financial measure.

8 Lending • As a community banking organization, the Company differentiates itself by focusing on relationships and self-sourced originations. • Residential real estate is expected to become a smaller component of the loan portfolio mix as management is de-emphasizing that line of business. • Loans are largely focused in NJ, PA, and the suburbs of NY; originations in New York City are limited. (1) The Company adopted ASU 2016-13 as of January 1, 2022. Prior periods have not been restated. Loan Type (Dollars in thousands) 9/30/2024 12/31/2020 % Change Residential 2,737,190$ 1,940,327$ 41.1% Home Equity / Consumer 263,918 322,674 -18.2% Multifamily and Commercial Real Estate 3,711,759 2,817,965 31.7% Construction 510,439 328,711 55.3% Commercial Business 586,447 752,870 -22.1% Total Loans 7,809,753 6,162,547 26.7% PCD Loans 11,795 6,345 Net Deferred Loan Costs 35,642 12,878 Allowance for Credit Losses(1) (58,495) (74,676) Loans Receivable, net 7,798,695$ 6,107,094$

9 Commercial Real Estate Peers: AUB, BHLB, BRKL, CBU, CNOB, CUBI, DCOM, EGBN, FFIC, INDB, IBTX, KRNY, NBTB, NFBK, OCFC, PGC, PFS, SASR, WSFS Commercial Real Estate is defined as non-owner occupied commercial, construction, and multifamily properties. Source: S&P Global 6/30/2024

10 Commercial Real Estate (Continued) Multifamily Real Estate - 37.7% Investor Owned Commercial Real Estate - 43.9% Owner Occupied Commercial Real Estate - 18.4% Commercial Real Estate Breakdown as of September 30, 2024 Investor Owned Commercial Real Estate (Dollars in thousands) Balance % of Multifamily and Commercial Real Estate Average Loan Size Weighted Average Loan to Value Ratio Weighted Average Debt Service Coverage Retail / Shopping Centers 484,121$ 13.0% 2,766$ 51.7% 1.59x Industrial / Warehouse 389,470 10.5 3,116 58.1 1.70 Mixed Use 211,853 5.7 1,109 54.9 1.61 Non-Medical Office 197,768 5.3 1,902 54.2 1.64 Medical Office 126,947 3.4 3,174 57.9 1.50 Single Purpose 94,497 2.5 1,005 54.5 3.23 Other 124,580 3.4 645 52.0 1.67 Total Loans 1,629,236$ 43.9% 1,758$ 54.3% 1.72x

11 Commercial Real Estate (Continued) The multi-family portfolio only contains two loans collateralized by one New York City rent stabilized property totaling less than $1.0 million.

# Asset Quality


NPAs / Total Assets
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.28%
0.44%
0.12%
0.24%
0.06%
0.26%
0.04%
0.27%
0.09%
0.50%
9/30/2024
YE 2023
YE 2022
YE 2021
YE 2020
Columbia Financial, Inc.
Peer Median


ACL / Total Assets
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.75%
1.04%
0.70%
1.00%
0.69%
1.04%
0.99%
1.08%
1.21%
1.18%
9/30/2024
YE 2023
YE 2022
YE 2021
YE 2020

Peers: AUB, BHLB, BRKL, CBU, CNOB, CUBI, DCOM, EGBN, FFIC, INDB, IBTX, KRNY, NBTB, NFBK, OCFC, PGC, PFS, SASR, WSFS

Source: S&P Global

12

13 Asset Quality (Continued) Columbia Financial, Inc. Peer Median Peers: AUB, BHLB, BRKL, CBU, CNOB, CUBI, DCOM, EGBN, FFIC, INDB, IBTX, KRNY, NBTB, NFBK, OCFC, PGC, PFS, SASR, WSFS Source: S&P Global

14 Liquidity • At September 30, 2024, available sources of liquidity include but are not limited to: • Total cash and cash equivalents of $283.5 million; • The Company had immediate access to approximately $2.6 billion of funding through multiple sources; • Unpledged loan collateral available to pledge in excess of $1.8 billion; and • The Company maintains a liquid, high-quality, securities portfolio.

15 Deposits At September 30, 2024, the Company had approximately 215,000 accounts with an average deposit balance of approximately $37,000. 17.7% 24.9% 15.6% 8.2% 33.6% Deposit Breakdown as of September 30, 2024 Non-interest Bearing Demand Interest-Bearing Demand Money Market Savings Certificates of Deposit

16 Investment Securities • Approximately 94.7% of the total portfolio consisted of direct government obligations or government sponsored enterprise obligations. • Reinvesting maturing cash flows in treasury bonds and mortgage-backed securities. • Net unrealized gains(losses) on available for sale securities, net of tax, as a percentage of total equity was 8.2%. 19.1% 75.4% 0.2% 5.0% 0.3% Investment Breakdown as of September 30, 2024 U.S.Government and agency obligations Agency MBS and CMOs Municipal obligations Corporate debt securities Equities

17 Mergers & Acquisitions Sold 43% of Columbia Financial and raised $498 million in gross proceeds. Granted 3% of the shares to the Columbia Bank Foundation. Pro Forma TCE was 15.6%. Acquired Roselle Mutual Merger $422 million in assets and $333 million in deposits. In market transaction adding three branches, net of closures. Acquired RSI Mutual Merger $595 million in assets and $503 million in deposits. In market transaction adding three branches, net of closures. Acquired Freehold Mutual Merger $316 million in assets and $210 million in deposits at two branches. Columbia merged Freehold Bank into Columbia Bank as of October 5, 2024. Acquired Stewardship $136 million cash acquisition. Community bank with $962 million in assets and $783 million in deposits. In market transaction adding seven branches, net of closures. Completed IPO 2018 2020 2021 2022 2019 Disclosure Note: Freehold Bank was held as a separate bank subsidiary until October 5, 2024.

18 Organizational Considerations • Management and the Board of Directors are aware of the opportunities afforded by a second step conversion. • We believe that being "well positioned" to execute a second step conversion is important. • Therefore, management is focused on: • Building the growth engine so we can leverage the amount of capital raised in a second step; • Deploying the remaining excess capital from the initial MHC offering; • Continuing to evaluate potential merger opportunities; and • Improving profitability and franchise value. Legal Disclaimer: While we continue to evaluate our organizational structure, we have no current plans to undertake a second step conversion nor is there any assurance that we will undertake such a conversion in the future.

19 Pro Forma Value Legal Disclaimer: The proforma financial information presented on this page is for illustrative purposes only, is based on information currently available, and does not reflect the actual pricing of any future second step. While we continue to evaluate our organizational structure, we have no current plans to undertake a second step conversion nor is there any assurance that we will undertake such a conversion in the future. The potential impact of a second step conversion may yield the following results. Date 9/30/2024 Tangible Equity 1,008,939$ Total Shares Outstanding 104,725,436 Minority Shares 28,708,912 27.4% Majority Shares 76,016,524 72.6% Price to Fully Converted Pro Forma Tangible Book 80.0% 90.0% 100.0% ($000s) Fully Converted Value 1,691,000$ 2,204,000$ 2,910,000$ Offering Price Per Share 10.00$ 10.00$ 10.00$ Gross Proceeds 1,227,438 1,599,806 2,112,267 Expenses and Stock Benefits 10% (122,744) (159,981) (211,227) Net Investable Proceeds 1,104,694 1,439,826 1,901,040 Existing Tangible Equity 1,008,939 1,008,939 1,008,939 Pro Forma Tangible Equity 2,113,633$ 2,448,765$ 2,909,979$ Pro Forma Tangble Book Value Per Share 12.50$ 11.11$ 10.00$ Exchange Ratio 1.61 2.10 2.78 Exchange Value per Minority Share 16.15$ 21.05$ 27.79$

20 Strategic Focus • Focus on earnings improvement, including strategies to improve earnings; • Continue our controlled organic growth strategy while being mindful of economic conditions and evaluate acquisitions opportunistically; • Manage our level of operating expenses to partially offset the earnings impact of margin compression; • Build the infrastructure to support long term growth; • Control funding costs to defend margin; • Maintain credit discipline and continue to bolster enterprise risk management for regional bank oversight; • Emphasize our commercial lines of business to continue our migration toward a commercial bank balance sheet; • De-emphasize residential mortgage lending due to lower profit margins, long asset durations and interest rate cyclicality; • Build our core deposit base with an emphasis on commercial treasury services; • Optimize the returns on BOLI assets through a 1035 exchange; and • Increase our emphasis on digital strategies to address customer preferences and gain operating efficiencies.

21 Questions

22 Appendix Reconciliation of GAAP to Non-GAAP Financial Measures

23 Core Net Income (in thousands) 2024 2023 2022 2021 Reconciliation of Core Net Income: Net Income: 9,570$ 36,086$ 86,173$ 92,049$ Add/Less: Loss(gain) on securities transactions, net of tax 1,130 9,249 (156) (1,481) Less: FDIC special assessment, net of tax 385 3,009 - - Less: Severance expense from reduction in workforce, net of tax 67 1,390 - - Less: Insurance settlement, net of tax - - (486) - Add: Merger-related expenses, net of tax 691 529 2,210 974 Add: Litigation expenses, net of tax - 262 2,913 - Add: Loss on extinguishment of debt, net of tax - 265 - 2,079 Add: Branch closure expense, net of tax - - 199 410 Core Net Income 11,843$ 50,790$ 90,853$ 94,031$ For the Years Ended December 31, Description September 30,

24 Core ROAA and ROATE (in thousands, except ratio data) 2024 2023 2022 2021 Return on Average Assets 0.12% 0.35% 0.88% 1.01% Net Income 9,570$ 36,086$ 86,173$ 92,049$ Average Assets 10,642,460$ 10,370,557$ 9,741,822$ 9,103,003$ Core Return on Average Assets 0.15% 0.49% 0.93% 1.03% Core Net Income 11,843$ 50,790$ 90,853$ 94,031$ Total Average Stockholders' Equity 1,045,201$ 1,098,098$ 1,065,338$ 1,024,914$ Less: Average Goodwill (110,715) (110,715) (103,477) (79,842) Less: Average Core Deposit Intangible (10,391) (12,398) (11,352) (5,717) Total Average Tangible Stockholders' Equity 924,095$ 974,985$ 950,509$ 939,355$ Core Return on Average Tangible Equity 1.71% 5.21% 9.56% 10.01% Description September 30, For the Years Ended December 31,

25 Core Efficiency Ratio (in thousands, except ratio data) 2024 2023 2022 2021 Efficiency Ratio 85.73% 78.20% 58.83% 57.26% Net Interest Income 131,555$ 205,876$ 266,777$ 233,134$ Non-Interest Income 25,610$ 27,379$ 30,400$ 38,831$ Total Income 157,165$ 233,255$ 297,177$ 271,965$ Non-Interest Expense 134,739$ 182,417$ 174,816$ 155,737$ Core Efficiency Ratio 84.26% 72.00% 56.64% 56.13% Non-Interest Income 25,610$ 27,379$ 30,400$ 38,831$ Add/Less: Loss(gain) on securities transactions 1,256$ 10,847 (210) (2,025) Less: Insurance Settlement -$ - (650) - Core Non-Interest Income 26,866$ 38,226$ 29,540$ 36,806$ Non-Interest Expense 134,739$ 182,417$ 174,816$ 155,737$ Less: FDIC special assessment (439) (3,840) - - Less: Severance expense from reduction in workforce (74) (1,605) - - Less: Merger-related expenses (737) (606) (2,810) (822) Less: Voluntary early retirement plan expenses - - - - Less: Litigation expenses - (317) (3,916) - Less: Loss on extinguishment of debt - (300) - (2,851) Less: Branch closure expense - - (266) (548) Core Non-Interest Expense 133,489$ 175,749$ 167,824$ 151,516$ Description September 30, For the Years Ended December 31,